Exhibit 10.11
SECOND AMENDMENT
OF
DIRECTOR’S COMPENSATION AGREEMENT
     THIS AGREEMENT is entered into as of the 18th day of June, 2003, by and between Athens Federal Community Bank, a federally chartered savings institution organized under the laws of the United States of America (sometimes hereinafter referred to as “Bank”) and James L. Carter, Jr. of Athens, Tennessee, (sometimes hereinafter referred to as “Director”);
WITNESSETH:
     WHEREAS, the parties hereto entered into an original Director’s Compensation Agreement dated March 31, 1991, and amended the referenced Agreement on February 23, 1998; and
     WHEREAS, the parties hereto desire to further amend the original Agreement and First Amendment thereto as set forth herein; and
     WHEREAS, this restated contract and Second Amendment shall supersede and shall replace any conflicting terms in the original Agreement and First Amendment thereto.
     NOW, THEREFORE, for and in consideration of the premises set forth herein, and other valuable considerations, the receipt and sufficiency of which are herby acknowledged, the parties hereto restate and amend the Original Agreement and First Amendment thereto as follows:
     (1) The Director may elect on or before March 31, 1991, to defer receipt of all or a specific portion of any annual fees to be earned after March 31, 1991, for the remaining calendar year of 1991. Pursuant to the action of the Board of Directors, the Bank has placed all proceeds credited to each Director as a result of the dismantling of Plan No. 2 of the Director’s Deferred Compensation at Athens Federal into a general ledger account at the Bank for the purpose of ensuring that the dismantling of the Director’s Deferred Compensation Plan No. 2 is a nontaxable event pursuant to the Internal Revenue Code. The sum credited to each Director’s general ledger account shall be equal to the sum of all monthly fees deferred and accumulated interest thereon at the same rates of interest paid to those Directors who were deferring all Director’s fees and having the same paid into an account nominated as “the general ledger deferred account for Directors” at the Bank. The total amount of deferred Director’s fees and accumulated interest as of April 30, 2003, is $238,918.47.
     (2) Thereafter, the Director may elect on or before December 31st of any year to defer receipt of all or a specific part of his annual fees for the succeeding calendar years. Any person elected to fill a vacancy on the Board and who was not a Director on the preceding December 31 may elect, before his term begins, to defer all or a specific part of his annual fees for the balance of the calendar year following such election and for succeeding calendar years. Such election shall remain in full force and effect until rescinded in writing by the Director.

     (3) The Bank will maintain a separate memorandum account of the fees deferred by each Director and will credit the account with interest at a rate, which rate shall be the highest interest allowed to be credited on savings or certificate accounts as of December 31 of the succeeding calendar year after such election. The interest rates for each year thereafter shall be the highest interest allowed to be credited on savings or certificate accounts as of December 31 of each year.
     (4) On or before the ninetieth (90th) day following the date on which the Director’s service on the Board terminates for any reason, the Director shall in writing elect one of the following forms of distribution:
•	Amounts deferred under the plan, together with accumulated interest thereon shall be paid in a single lump sum.

•	Amounts deferred under the plan, together with accumulated interest thereon shall be paid in equal monthly installments. Director may select the number of monthly installments but in no case may the number of monthly installments be less than 60 nor more than 180.
     Should the Director elect to receive distributions in monthly installments, the Director’s account will continue to be credited interested as provided in Paragraph 3 above. The amount of the equal monthly installments shall be estimated based on the interest rate in effect number Paragraph 3 for the year preceding the year in which payments begin. The final payment shall be increased for any underestimate of future interest or payments will end when the total balance is paid if future interest is overstated. Should the Director fail to elect in writing a form of distribution, amounts deferred under the plan, together with accumulated interest thereon shall be paid in 180 equal monthly installments. Such election shall become irrevocable on the ninetieth (90th) day following the date on which the Director’s service on the Board terminates for any reason. However, in the event of financial hardship of the Director, as hereinafter defined, the Director may apply to the Bank for the distribution of all or any part of said Director’s account. The Bank shall consider the circumstances of the Director and his or her family and shall have the right in its sole discretion to make such hardship distribution or to refuse to make such hardship distribution. Financial hardship means
•	A severe financial hardship to the Director resulting from a sudden or unexpected illness or accident of the Director or of a dependent of the Director,

•	Loss of Director’s property due to casualty, or

•	Other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Director, each as determined to exist by the Bank.
     A hardship distribution may be made only with the consent of the Bank’s Board of Directors.

     (5) Should the Director die while serving on the Board or within the ninety (90) day period described in Paragraph 4, the designated Beneficiary of the Director may elect in writing one of the following forms of distribution during the ninety (90) day period following the death of the Director:
•	Amounts deferred under the plan, together with accumulated interest thereon shall be paid in a single lump sum within ninety (90) days following the death of the Director.

•	Amounts deferred under the plan, together with accumulated interest thereon shall be paid in equal monthly installments. Beneficiary may select the number of monthly installments but in no case may the number of monthly installments be less than 60 nor more than 180.
     Should said Beneficiary elect to receive distributions in monthly installments, the Director’s account will continue to be credited interest as provided in Paragraph 3. The amount of the equal monthly installments shall be estimated based on the interest rate in effect under Paragraph 3 for the year preceding the year in which payments begin. The final payment shall be increased for any underestimate of future interest or payments will end when the total balance is paid if future interest is overstated. Should the beneficiary fail to elect in writing a form of distribution, amounts deferred under the plan, together with accumulated interest thereon shall be paid in 180 equal monthly installments. Should the Director die following the date that is ninety (90) days after the date on which the Director’s service to the Board terminates, payments to the beneficiary will be made in the same amount and in the same manner as if the Director were still living. Should the Director fail to designate a beneficiary in writing, the balance in the Director’s account shall be paid to the Estate of the Director within ninety (90) days following his or her death.
     (6) The Director will forfeit all rights to such deferred compensation if he engages in competition with the Bank, without the prior written consent of the Bank, within a radius of 50 miles of the main office of the Bank for a period of 10 years, subsequent to the Director’s service on the Board.
     (7) This Agreement shall be binding upon the parties hereto and upon the successors and assigns of the Bank, and upon the heirs and legal representatives of the Director.
     (8) The service of the Director shall not be deemed to have been terminated or interrupted due to his absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank for reasons of professional advancement, education, health, or government service, or during military leave for any period if the director is elected to serve on the Board following such interruption.
     (9) None of the rights to compensation under this Agreement are assignable by the Director or any beneficiary or designee of the Director and any attempt to anticipate, sell, transfer, assign, pledge, encumber or change Director’s right to receive compensation, shall be void.

     (10) This Agreement may be amended only by a written Agreement signed by the parties.
     (11) This Agreement shall be construed under and governed by the laws of the State of Tennessee.
     (12) Wherever appropriate in this Agreement, words used in the singular shall include the plural and the masculine shall include the feminine gender.
     (13) Notwithstanding any other provisions set forth herein, the Board may at its sole discretion, direct that any Director may receive any or all of the funds and interest thereon which have been deferred in his or her favor in case of serious illness, undue hardship or if the Director’s service on the Board ends for any reason.
     IN WITNESS WHEREOF, the parties have signed this Agreement this 26th day of June, 2003.

ATHENS FEDERAL COMMUNITY BANK

		By:	/s/ Jeffrey L. Cunningham

Jeffrey L. Cunningham, President

Attest:	/s/ Amy Goodin

Amy Goodin, Secretary

/s/ James L. Carter, Jr.

James L. Carter, Jr.

Witness:	/s/ Gail Harris

DESIGNATION OF BENEFICIARY
DIRECTOR’S COMPENSATION AGREEMENT
     I, James L. Carter, Jr., a participant in the above referenced plan (“The Plan”), hereby designate the person(s) listed below to receive any and all benefits payable from The Plan on account of my death.
     I hereby make the following designation(s), and in so doing, I intend to render void any and all previously executed designations of beneficiaries (both primary and contingent):

Primary Beneficiary:

(Name)	(Address)	(Relationship)

Contingent Beneficiary (if primary beneficiary not living):

(Name)	(Address)	(Relationship)

(Name)	(Address)	(Relationship)
     EXECUTED this ___ day of June, 2003.

James L. Carter, Jr.

Witness:

DESIGNATION OF BENEFICIARY
DIRECTOR’S COMPENSATION AGREEMENT
     I, James L. Carter, Jr., a participant in the above referenced plan (the Plan), hereby designate the person(s) listed below to receive any and all benefits payable from the Plan on account of my death.
     I hereby make the following designation(s), and in so doing, I intend to render void any and all previously executed designations of beneficiaries (both primary and contingent):

Primary Beneficiary:

(Name)	(Address)	(Relationship)

Contingent Beneficiary (if primary beneficiary not living):

(Name)	(Address)	(Relationship)
     EXECUTED this ___  day of __________, ___  by

(Print name of participant)

(Participant)

(Witness)

FIRST AMENDMENT TO
DIRECTOR’S COMPENSATION AGREEMENT
     This agreement is entered into as of the 23rd day of February, 1998, by and between Athens Federal Savings & Loan Association, a federally chartered savings institution organized under the laws of the United States of America (sometimes hereinafter referred to as “Association”) and James L. Carter, Jr. of Athens, Tennessee, (sometimes hereinafter referred to as “Director”);
WITNESSETH:
     WHEREAS, Association and Director entered into a Director’s Compensation Agreement on March 31, 1991 (hereinafter referred to as “Agreement”); and
     WHEREAS, Association and Director desire to amend the Agreement in accordance with paragraph 10 thereof.
     NOW, THEREFORE, for and in consideration of the premises set forth herein and in the Agreement, and other valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Paragraph 4 shall be deleted in its entirety and replaced with the following new paragraph:
(4) Amounts deferred under the plan, together with accumulated interest, and future interest, shall be distributed in 180 equal monthly installments beginning with the first business day of the calendar month following the later of the month during which Director reaches age 65 or the month during which Director’s service on the Board terminates for any reason. The amount of the installments shall be estimated based on the interest rate in effect under paragraph 3 for the year preceding the year in which payments begin. The final payment shall be increased for any underestimate of future interest or payments will end when the total balance is paid if future interest is overestimated. Notwithstanding the foregoing, Director may elect prior to the time distributions begin to receive equal monthly installments over a shorter period than 180 months or in a single payment. Such election may be made only one time, is irrevocable, and must be made at least 15 days before the first monthly distribution is scheduled. In the event Director elects monthly installments over a shorter period the amount of the installments will be estimated and adjusted as described above. If a single payment is elected the amount equal to the entire account as determined under paragraph 3 plus interest computed from the date last credited to the day of payment shall be paid to Director on the first business day of the calendar month following the later of the month during which the Director turns age 65 or the month during which Director’s service on the Board terminates for any reason.
Paragraph 5 shall be deleted in its entirety and replaced with the following new paragraph:

(5) Upon the death of Director, the balance of deferred fees and interest in his account shall be paid to his designated beneficiary within 90 days following his death. Such payment shall include interest computed to the date of payment. Director must designate a beneficiary in writing; otherwise the payment will be made to the estate of Director.
     IN WITNESS HEREOF, the parties have signed this Agreement the 23rd day of February, 1998.

ATHENS FEDERAL SAVINGS & LOAN ASSOCIATION

		By:	SIGNATURE NOT LEGIBLE

President

Attest:	SIGNATURE NOT LEGIBLE

Secretary

/s/ James L. Carter, Jr.

Director

Witness:

/s/ Gail Harris

DIRECTOR’S COMPENSATION AGREEMENT
     This Agreement is entered into as of the 31st day of March, 1991, by and between Athens Federal Savings & Loan Association, a federally chartered savings institution organized under the laws of the United States of America (sometimes hereinafter referred to as “Association”) and James L. Carter, Jr. of Athens, Tennessee, (sometimes hereinafter referred to as “Director”);
W I T N E S S E T H:
     WHEREAS, the Association recognizes the competent and faithful efforts of the Director on behalf of the Association have contributed significantly to the success, growth and development of the Association; and
     WHEREAS, the Association places great value on the efforts and contributions of the Director and recognizes that his/her services are vital to the continuing success, growth and development of the Association in the future; and
     WHEREAS, the Association desires to compensate the Director as herein set forth and retain his or her services for the term of his or her election to the Board of Directors of the Association.
     NOW, THEREFORE, for and in consideration of the premises set forth herein, and other valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     (1) The Director may elect on or before March 31, 1991, to defer receipt of all or a specific portion of any of his annual fees to be earned after March 31, 1991, for the remaining calendar year of 1991. Pursuant to the action of the Board of Directors, the Association has placed all proceeds credited to each Director as a result of the dismantling of plan No. two (2) of the Director’s Deferred Compensation at Athens Federal into a general ledger account at the Association for the purpose of ensuring that the dismantling of the Director’s Deferred Compensation Plan No. Two (2) is a non-taxable event pursuant to the Internal Revenue Code. The sum credited to each Director’s general ledger account shall be equal to the sum of all monthly fees deferred and accumulated interest thereon at the same rates of interest paid to those Directors who were deferring all Director’s fees and having the same paid into an account nominated as “the general ledger deferred account for Directors” at the Association. The total amount of deferred Director’s fees and accumulated interest as of March 31, 1991, is $28,318.75.
     (2) Thereafter, the Director may elect on or before December 31 of any year to defer receipt of all or a specific part of his annual fees for the succeeding calendar years. Any person elected to fill a vacancy on the Board and who was not a Director on the preceding December 31st may elect, before his term begins, to defer all or a specific part of his annual fees for the balance of the calendar year following such election and for succeeding calendar years. Such election shall remain in full force and effect until rescinded in writing by the Director.
     (3) The Association will maintain a separate memorandum account of the fees deferred by each Director and will credit the account with interest at a rate, which rate shall be the highest interest allowed to be credited on savings or certificate accounts as of January 1st of the succeeding calendar year after such election. The interest rates for each year thereafter shall be the highest interest allowed to be credited on savings or certificate accounts as of January 1st of each year.
     (4) Amounts deferred under the plan, together with accumulated interest, and future interest, shall be distributed as each Director shall elect beginning with the first day of the first calendar month after such Director reaches 65 years of age, but in no case shall such distribution occur over a period of more than ten years from the beginning date as defined herein.
     (5) Upon the death of the Director, the balance of deferred fees and interest in his account shall be payable to his estate in full on the first day of the first calendar month following the date of death.
     (6) The Director will forfeit all rights to such deferred compensation if he engages in competition with the Association, without the prior written consent of the Association, within a radius of 50 miles of the main office of the Association for a period of 10 years, subsequent to the Director’s service on the Board.
     (7) This Agreement shall be binding upon the parties hereto and upon the successors and assigns of the Association, and upon the heirs and legal representatives of the Director.
     (8) The service of the Director shall not be deemed to have been terminated or interrupted due to his absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Association for reasons of professional advancement, education, health or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.
     (9) None of the right to compensation under this Agreement are assignable by the Director or any beneficiary or designee of the Director and any attempt to anticipate, sell, transfer, assign, pledge, encumber or change Director’s right to receive compensation, shall be void.
     (10) This Agreement may be amended only by a written Agreement signed by the parties.
     (11) This Agreement shall be construed under and governed by the laws of the State of Tennessee.
     (12) Wherever appropriate in this Agreement, words used in the singular shall include the plural and the masculine shall include the feminine gender.
     (13) Notwithstanding any other provisions set forth herein, the Board may, at its sole discretion, direct that any Director may receive any or all of the funds and interest thereon which have been deferred in his or her favor in case of serious illness, undue hardship or if the Director’s service on the Board ends for any reason.

     IN WITNESS WHEREOF, the parties have signed this Agreement the 31st day of March, 1991.

ATHENS FEDERAL SAVINGS & LOAN ASSOCIATION

		By:	SIGNATURE NOT LEGIBLE

President

Attest:	/s/ Jean Wilson

Secretary

/s/ James L. Carter, Jr.

Director

Witness:

/s/ Denise Farmer